                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR4

                               Marketing Materials

                            $18,550,079 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

        The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
   The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Preliminary Term Sheet                             Date Prepared: March 19, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4

             $18,550,079 (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=======================================================================================================
          Principal                                          Interest
           Amount          WAL (Yrs)     Pmt Window (Mths)    Rate                     Expected Ratings
Class   (Approx.)(1)   To Call/Mat (2)   To Call/Mat (2)      Type      Tranche Type    S&P/ Moody's
-----   ------------   ---------------   -----------------   --------   ------------   ----------------
 B-4     $5,564,000       6.98/7.34       39-151/39-360        (3)      Subordinate      [BB/Ba2]
 B-5     $5,564,000       6.98/7.34       39-151/39-360        (3)      Subordinate       [B/B2]
 B-6     $7,422,079       6.98/7.34       39-151/39-360        (3)      Subordinate        NR/NR
=======================================================================================================

Total: $18,550,079

(1) The Privately Offered Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans with a 5 year interest only period. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Underwriter:               Greenwich Capital Markets, Inc.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank,
                           FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Certificates, except

                           the Class B-6 Certificates. The Class B-6
                           Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:              March 1, 2002.

Expected Pricing Date:     On or about March [22], 2002.

Closing Date:              On or about March [27], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in April 2002.

        The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
   The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Certificates:              The "Privately  Offered  Certificates"  will consist
                           of the Class B-4, Class B-5 and Class B-6
                           Certificates.

                           The "Senior Certificates" will consist of the Class A-1, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-4, Class A-5, Class A-6, Class A-7 (the "Super Senior Certificates"), Class A-8 Certificates (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A Certificates") and Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:          The Privately Offered Certificates will settle with
                           accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([26] days).

Interest Accrual Period:   The interest accrual period with respect to all the

                           Privately Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Privately  Offered
                           Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Privately Offered Certificates are not expected
                           to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:           The Privately Offered Certificates will
                           not constitute "mortgage related securities" for purposes of SMMEA.

Eligible Investors:        Investors will be required to deliver representation
                           letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

        The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
   The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Mortgage Loans:            As of the Cut-off  Date,  the  aggregate  principal
                           balance of the mortgage loans described herein is approximately $3,709,621,179 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. Each mortgage loan is scheduled to pay only interest for the first
                           5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage
                           Loan over its remaining 25 year term. The Mortgage
                           Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.35]%)

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.20]%).

                           The Class B-6 Certificates will not have the benefit of any credit enhancement.

        The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
   The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Shifting Interest:         Until the first Distribution Date occurring after
                           [March 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                           Unscheduled Principal Payments (%)
--------                           ----------------------------------
April 2002 -- March 2012                    0% Pro Rata Share
April 2012 -- March 2013                   30% Pro Rata Share
April 2013 -- March 2014                   40% Pro Rata Share
April 2014 -- March 2015                   60% Pro Rata Share
April 2015 -- March 2016                   80% Pro Rata Share
April 2016 and after                      100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or
                           (ii) on or after the Distribution Date in April 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on
                           the Mortgage Loans will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior
                           Mezzanine Certificates, until its class principal balance has been reduced to zero; and thereafter pro rata to the Super Senior Certificates until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

        The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
   The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                             1)   Senior Certificates, accrued and unpaid
                                  interest, at the related Certificate Interest Rate;

                             2) Class R Certificate, principal, until its balance is reduced to zero;

                             3)   Concurrently, principal, pro-rata:

                                 (i)  To the Class A-1 Certificates;

                                 (ii)

                                       (A) To the Class A-2A and Class A-2B,
                                           pro-rata, principal, until their
                                           respective principal balances are
                                           reduced to zero;

                                       (B) To the Class A-3A and Class A-3B,
                                           pro-rata, principal, until their
                                           respective principal balances are
                                           reduced to zero;

                                       (C) To the Class A-4, Class A-5 and
                                           Class A-6, in sequential order,
                                           principal until their respective
                                           principal balances are reduced to
                                           zero;

                                       (D) To the Class A-7 and Class A-8,
                                           pro-rata, principal until their
                                           respective principal balances are
                                           reduced to zero;

                                 until their respective principal balances are reduced to zero;

                           1. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           2. Class B-1 Certificates, principal allocable to such Class;

                           3. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           4. Class B-2 Certificates, principal allocable to such Class;

                           5. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           6. Class B-3 Certificates, principal allocable to such Class;

                           7. Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                           8. Class B-4 Certificates, principal allocable to such Class;

                           9. Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                           10. Class B-5 Certificates, principal allocable to such Class;

                           11. Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                           12. Class B-6 Certificates, principal allocable to such Class; and

                           13.  Class R Certificate, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call Date
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR      40% CPR
==========================================================================================================
77-20+                          8.247         9.166        10.187       11.075        11.869       13.604
==========================================================================================================
WAL (yr)                        12.73          9.19          6.98         5.72          4.91         3.75
MDUR (yr)                        7.78          6.15          4.96         4.24          3.75         2.97
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  10/25/23     06/25/18      10/25/14     03/25/12      06/25/10     01/25/08
----------------------------------------------------------------------------------------------------------

Class B-5 to Optional Call Date
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==========================================================================================================
58-15                           12.126       14.043        16.224       18.119        19.820       23.637
==========================================================================================================
WAL (yr)                         12.73         9.19          6.98         5.72          4.91         3.75
MDUR (yr)                         6.78         5.43          4.39         3.78          3.35         2.66
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  10/25/23     06/25/18      10/25/14     03/25/12      06/25/10     01/25/08
----------------------------------------------------------------------------------------------------------

Class B-6 to Optional Call Date
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==========================================================================================================
20-00                           34.288       40.360        47.988       54.573        60.592       75.319
==========================================================================================================
WAL (yr)                        12.73         9.19          6.98         5.72          4.91         3.75
MDUR (yr)                        3.30         2.95          2.52         2.23          2.00         1.57
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  10/25/23     06/25/18      10/25/14     03/25/12      06/25/10     01/25/08
----------------------------------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==========================================================================================================
77-20+                          8.221         9.104        10.084       10.919        11.656       13.215
==========================================================================================================
WAL (yr)                        13.07          9.60          7.34         6.06          5.23         4.05
MDUR (yr)                        7.82          6.21          5.02         4.31          3.83         3.08
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  03/25/32     03/25/32      03/25/32     03/25/32      03/25/32     03/25/32
----------------------------------------------------------------------------------------------------------

Class B-5 to Maturity
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==========================================================================================================
58-15                           12.090       13.960        16.084       17.896        19.501       23.001
==========================================================================================================
WAL (yr)                         13.07         9.60          7.34         6.06          5.23         4.05
MDUR (yr)                         6.78         5.43          4.40         3.79          3.38         2.70
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  03/25/32     03/25/32      03/25/32     03/25/32      03/25/32     03/25/32
----------------------------------------------------------------------------------------------------------

Class B-6 to Maturity
--------------------------------------------------------------------------------
Coupon                          5.599%
--------------------------------------------------------------------------------

Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
==========================================================================================================
20-00                           34.280       40.336        47.939       54.467        60.390       74.711
==========================================================================================================
WAL (yr)                         13.07         9.60          7.34         6.06          5.23         4.05
MDUR (yr)                         3.30         2.94          2.51         2.22          1.99         1.56
First Prin Pay                 05/25/06     05/25/06      06/25/05     09/25/04      04/25/04     09/25/03
Last Prin Pay                  03/25/32     03/25/32      03/25/32     03/25/32      03/25/32     03/25/32
----------------------------------------------------------------------------------------------------------


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